SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2006

SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800
Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)

770-512-7700
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Per-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to restricted stock agreements dated September 29, 2006 (the “Stock Agreements”) between Simmons Company (the "Company") and Timothy Oakhill, Senior Vice President - Marketing and Licensing; Kristen K. McGuffey, Senior Vice President - General Counsel & Secretary; and Kimberly Samon, Senior Vice President - Human Resources, purchased 6,000 shares, 6,000 shares and 1,000 shares, respectively, of our Class B common stock for $0.01 per share. Mr. Oakhill, Ms. McGuffey and Ms. Samon purchased the stock below its current fair market value as determined by our board of directors.

The difference between the current fair market value of the stock and the price paid for the stock was taxable to Mr. Oakhill, Ms. McGuffey and Ms. Samon.

The Stock Agreements are filed with this report as Exhibits 10.1, 10.2 and 10.3. Their contents are incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Stock Agreements, we issued 18,210 shares in the aggregate of our Class B common stock to certain members of management of Simmons Bedding Company, our indirect subsidiary, at $0.01 per share. Of the 18,210 shares issued, Mr. Oakhill, Ms. McGuffey and Ms. Samon received 6,000 shares, 6,000 shares and 1,000 shares, respectively. The material terms of Mr. Oakhill’s, Ms. McGuffey’s and Ms. Samon’s Stock Agreements are summarized in Item 1.01 above and the contents of that summary are incorporated by reference into this Item 3.02.

Our common stock is unregistered. The Class B common stock was awarded to our management pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, offered by section 4(2) thereof.

Item 7.01. Regulation FD Disclosure.

On October 3, 2006 we issued a press release announcing that Moody’s upgraded their ratings for our debt as follows:
•	$492 million secured term loan, from B2 to Ba3;
•	$75 million secured revolving credit facility, from B2 to Ba3;
•	$200 million subordinated notes, from Caa1 to B3; and
•	$269 million discount notes, from Caa2 to Caa1.

The press release is filed with this report as Exhibit 99.1. Its contents are incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Restricted Stock Agreement dated September 29, 2006 between Simmons Company and Timothy Oakhill

10.2	Restricted Stock Agreement dated September 29, 2006 between Simmons Company and Kristen McGuffey

10.3	Restricted Stock Agreement dated September 29, 2006 between Simmons Company and Kimberly Samon

99.1	Press release dated as of October 3, 2006 announcing Moody’s upgraded their ratings for our debt

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS COMPANY

By:  /s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date: October 5, 2006

EXHIBIT INDEX

Exhibit
Number  Exhibit Name

10.1 Restricted Stock Agreement dated September 29, 2006 between Simmons Company and Timothy Oakhill

10.2  Restricted Stock Agreement dated September 29, 2006 between Simmons Company and Kristen McGuffey

10.3  Restricted Stock Agreement dated September 29, 2006 between Simmons Company and Kimberly Samon

99.1 Press release dated as of October 3, 2006 announcing Moody’s upgraded their ratings for our debt